UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on March 24, 2022, the Company received a letter addressed to its Board of Directors (“Board”) from the law firm of Purcell & Lefkowitz LLP on behalf of three purported stockholders. Among other matters, the stockholder letter addressed the approval of the Company’s Second Amended and Restated Certificate of Incorporation at the special meeting of stockholders held on October 22, 2020, which included a 200,000,000 share increase in the number of authorized shares of Class A common stock (the “2020 Class A Increase Amendment”), and was approved by a majority of the then-outstanding shares of both the Company’s Class A and Class B common stock, voting as a single class. The stockholder letter alleged that the 2020 Class A Increase Amendment required a separate vote in favor by at least a majority of the then outstanding shares of Class A common stock under Section 242(b)(2) of the Delaware General Corporation Law (“DGCL”), and that the 200,000,000 shares in question are thus unauthorized.

Following receipt of the stockholder letter, the Board undertook a review of the matters raised with the assistance of outside counsel not involved in the underlying transactions at issue and had determined, in reliance upon, among other things, advice of several law firms including a legal opinion of Delaware counsel, that the assertions regarding DGCL Section 242(b)(2) were wrong and that a separate class vote of the Class A common stock was not required to approve the 2020 Class A Increase Amendment.

The Company continues to believe that a separate vote of Class A common stock was not required to approve the 2020 Class A Increase Amendment. However, in light of a recent decision of the Delaware Court of Chancery (“Court of Chancery”) that created uncertainty regarding this issue, the Company has filed a petition in the Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law seeking validation of the 2020 Class A Increase Amendment and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters. Section 205 permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

While we believe that a separate vote of Class A common stock was not required to approve the 2020 Class A Increase Amendment, and therefore that all of our currently outstanding shares of Class A common stock were validly issued, if we are not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s decision referenced above could have a material adverse effect on the Company, including on its ability to complete financing transactions, until the underlying issues are definitively resolved.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors.

With respect to the matters addressed in this report, no assurances can be made regarding the outcome of our proceeding pursuant to Section 205 of the Delaware General Corporation Law or any claims, proceedings or litigation regarding the authorization of our common stock. Our Section 205 proceeding is, and any other litigation regarding the authorization of our stock would be, subject to uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainty regarding our capitalization, if at all. If we are unsuccessful in the Section 205 proceeding, claims alleging that a portion of our Class A common stock was not authorized could have a material adverse effect on the Company.

In addition, the transactions we entered into with Foxconn and future vehicle development plans are subject to risks and uncertainties. The additional funding transactions under the Investment Agreement, dated November 7, 2022, with Foxconn Ventures Pte. Ltd are subject to closing conditions including CFIUS clearance, further negotiation of EV program development plans and milestones and the accuracy of the Company’s representations on capitalization among other matters. Pending a decision by the Court of Chancery in the Section 205 proceeding, or if the relief requested is denied, the uncertainty with respect to our capitalization would likely prevent us from completing such funding transactions until the underlying issues are resolved. No assurances can be given that we will successfully implement or that we will realize the anticipated benefits from the funding arrangements, development plans and contract manufacturing agreement with

Foxconn. The EV program will require additional funding and the establishment and implementation of the program requirements, among other matters, may not be consummated, sufficiently implemented or provide the benefits we expect. If we are unable to close the subsequent tranches of funding, successfully utilize the Foxconn EV ecosystem or develop new vehicles for ourselves and potentially other customers, our business prospects, results of operations and financial condition may be adversely affected. If we are unable to maintain our relationship with Foxconn or effectively manage outsourcing the production of the Endurance to Foxconn, we may be unable to ensure continuity, quality, and compliance with our design specifications or applicable laws and regulations, which may ultimately disrupt and have a negative effect on our production and operations.

We will need additional funding and will seek strategic partnerships to execute our business plan and to achieve scaled production of the Endurance and development of other vehicles. There can be no assurance that such financing or partnerships would be available to us on favorable terms or at all, due to several factors, including the pending Section 205 proceeding, market and economic conditions, the significant amount of capital required, the fact that our bill of materials cost is currently, and expected to continue to be, substantially higher than our anticipated selling price, uncertainty surrounding the performance of the vehicle, meaningful exposure to material losses related to ongoing litigation and the SEC investigation, our performance and investor sentiment with respect to us and our business and industry.

Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

2

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Melissa Leonard
	Name:	Melissa Leonard
	Title:	Executive Vice President, General Counsel & Secretary
Date: January 26, 2023